EXHIBIT 10.2





                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Agreement"), dated as of July 16, 1998, is entered into by Kennedy-Wilson Properties, Ltd., a Delaware corporation ("Pledgor"), in favor of Colony K-W, LLC, a Delaware limited liability company ("together with its successors and assigns, "Lender").


                                    RECITALS

          WHEREAS, Pledgor, Kennedy-Wilson International and K-W Properties, as guarantors, Kennedy-Wilson, Inc., as borrower, and Lender are parties to that certain Bridge Loan Agreement, dated as of the date hereof (as the same shall be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Bridge Loan Agreement");

          WHEREAS, it is a condition precedent to the making of loans under the Bridge Loan Agreement that the Pledgor shall have entered into this Agreement and granted the pledges provided herein;

          WHEREAS, Pledgor wishes to grant pledges and security interests in favor of Lender and will derive substantial benefit from the loan made pursuant to the Bridge Loan Agreement; and

          WHEREAS, Pledgor is the legal and beneficial owner of the shares of capital stock listed opposite the name of Pledgor in Schedule I hereto (collectively, the "Pledged Shares"), which shares constitute all of the issued and outstanding shares of capital stock or similar equity securities of Heitman Properties Ltd., an Illinois corporation, to be renamed Kennedy-Wilson Properties, Ltd. ("Issuer").

          NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce Lender to make Loans under the Bridge Loan Agreement, Pledgor hereby agrees with Lender as follows:

          SECTION 1. Certain Defined Terms. Capitalized terms used herein without definition herein shall have the meanings provided in the Bridge Loan Agreement. The following terms as used herein shall have the following meanings:

          "Agreement" means this Pledge Agreement, as amended, restated or supplemented or otherwise modified from time to time in accordance with its terms.

          "Bridge Loan Agreement" shall have the meaning set forth in the first WHEREAS clause of this Agreement.

          "Indemnitee" shall have the meaning set forth in Section 16.

          "Issuer"   means   Kennedy-Wilson   Properties,   Ltd.,   an  Illinois
corporation, formerly known as Heitman Properties Ltd.

          "Lender" means Colony K-W, LLC and its successors and assigns, pursuant to the terms of the Bridge Loan Agreement.

          "Pledge Amendment" shall have the meaning set forth in Section 7.

          "Pledged Collateral" means:

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and, subject to Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase, stock (whether certificated or uncertificated and now existing or hereafter created) of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and, subject to
Section 8, all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

          (c) to the extent not covered above, all Proceeds of the Pledged Collateral described in clauses (a) and (b).

          "Pledged Shares" shall have the meaning set forth in the fourth WHEREAS clause of this Agreement.

          "Pledgor" shall mean Kennedy-Wilson, Inc., a Delaware corporation.

          "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code (the "Code") as in effect in any relevant jurisdiction or under relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any indemnity or guaranty payable to Pledgor from time to time with respect to any of the Pledged Collateral and (ii) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral or otherwise receivable or received when the Pledged Collateral is or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "Secured Obligations" shall have the meaning set forth in Section 3.

          "Securities Act" means the Securities Act of 1933, as from time to time amended.

          "Underlying Debt" shall have the meaning set forth in Section 3.

          SECTION 2. Pledge of Security. Pledgor hereby pledges to Lender and grants to Lender a first priority security interest in the Pledged Collateral.

          SECTION 3. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, (i) the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code or any successor provision thereto, and all interest accruing on the Obligations after the filing of a petition by or against the Pledgor or any of its Subsidiaries under the Bankruptcy Code, in accordance with and at the rate (including the Default Rate) specified in the Bridge Loan Agreement whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under the Bankruptcy Code), of all obligations of Pledgor under the Loan Documents, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt") and (ii) all obligations or liabilities of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "Secured Obligations").

          SECTION 4. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. If an Event of Default shall have occurred and be continuing, Lender shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a) hereof. In addition, if an Event of Default shall have occurred and be continuing, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. Representations and Warranties. Pledgor represents and warrants as follows:

          (a) Pledged Collateral. All of the Pledged Shares pledged by Pledgor have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Shares constitute all of the issued and outstanding shares of the Issuer and there are no outstanding options, warrants, rights to subscribe, stock purchase rights or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (b) Ownership of Pledged Collateral. Pledgor is the sole legal, record and beneficial owner of the Pledged Collateral pledged by Pledgor free and clear of any Lien except for the security interest created by this Agreement.

          (c) Consents. No consent of any other party (including, without limitation, stockholders or creditors of Pledgor or any Person under any contractual obligation of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except (x) those which have been obtained or made and (y) as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally or the disposition of collateral generally).

          (d) Neither the execution and delivery of this Agreement by the Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violate the Pledgor's or the Issuer's, charter or bylaws, (ii) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Pledgor or the Issuer, is a party, or by which any of them may be bound or to which any of their properties or assets may be subject, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of the Pledgor and the Issuer taken as a whole, or on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder, or (iii) conflict with any law, order, rule or regulation applicable to the Pledgor or the Issuer, of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Pledgor or the Issuer or its or their properties, or (iv) result in or require the creation or imposition of any Lien (other than the Lien contemplated hereby in favor of Lender), upon or with respect to any of the property now owned or hereafter acquired by the Pledgor or the Issuer, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of the Pledgor and the Issuer taken as a whole, or on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder.

          (e) Perfection. The pledge and delivery to Lender of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest of Lender in the Pledged Collateral of Pledgor, securing the payment and performance of the Secured Obligations, subject to no Liens other than Permitted Liens, and all actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (f) Regulations T, U and X. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          SECTION 6. Certain Covenants. Pledgor hereby covenants that, until the Secured Obligations have been indefeasibly paid in full and the Bridge Loan Agreement has been terminated, Pledgor will:

          (a) not, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged hereunder by Pledgor, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement or (iii) permit the Issuer to merge or consolidate with any Person;

          (b) (i) cause the Issuer not to issue any stock or other securities or membership interests in addition to or in substitution for the Pledged Shares issued by the Issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, membership interests or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or membership interests of any Person which, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor;

          (c) promptly deliver to Lender all written notices received by it with respect to the Pledged Collateral; and

          (d) cause the Issuer to maintain its existence as an Illinois corporation.

          SECTION 7. Further Assurances; Pledge Amendments.

          (a) Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or appropriate, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock, membership interests or other securities required to be pledged hereunder, promptly (and in any event within ten days) deliver to Lender a Pledge Amendment, duly executed by Pledgor, in substantially the form of
Schedule II hereto (a "Pledge Amendment"), in respect of the additional shares of stock or membership interests to be pledged pursuant to this Agreement. Pledgor hereby authorizes Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral.

          SECTION 8. Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default (as defined below) shall have occurred and be continuing:

               (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not in violation of the terms of any of the Loan Documents. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under each of the Loan Documents shall be deemed inconsistent with the terms of any of the Loan Documents within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to Lender.

               (ii) to the extent not prohibited under the Bridge Loan Agreement, Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and other distributions paid in respect of the Pledged Collateral; provided, however, that any and all dividends, interest and other distributions paid or payable in additional equity securities, or warrants, options or similar rights to acquire additional equity securities shall be, and shall forthwith be delivered to Lender to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with all necessary endorsements).

               (iii) Lender shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph
     (ii) above.

          (b) Upon the  occurrence  and  during the  continuance  of an Event of
Default:

               (i) Upon written notice from Lender to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Lender who shall thereupon have the right to exercise such voting and other consensual rights.

               (ii) All rights of Pledgor to receive the dividends, interest and other payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Lender who shall thereupon have the right to receive and hold as Pledged Collateral such dividends, interest and other payments which shall, upon written notice from Lender, be paid to Lender.

               (iii) All dividends, interest and other payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this
     Section 8(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) hereof and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) hereof or Section 8(b)(ii) hereof, Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request.

          SECTION 9. Lender Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time, during the continuation of an Event of Default, in Lender's reasonable discretion to take any action and to execute any instrument, including but not limited to financing and continuation statements, which Lender may deem necessary or advisable, subject to the terms and conditions of this Agreement, to accomplish the purposes of this Agreement, including, without limitation, (a) to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral, and to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Pledged Collateral or to enforce the rights of Lender with respect to any of the Pledged Collateral.

          SECTION 10. Lender May Perform. If Pledgor fails to perform any agreement contained herein, then, during an Event of Default, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor under Section 16(b) hereof.

          SECTION 11. Standard of Care. The powers conferred on Lender hereunder are solely to protect its interest in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which Lender accords its own property consisting of negotiable securities, it being understood that Lender shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value.

          SECTION 12. Events of Default. The occurrence of any "Event of Default" as defined in the Bridge Loan Agreement shall constitute an Event of Default under this Agreement.

          SECTION 13. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

          (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New York (or any other state with jurisdiction over the Pledged Collateral) at that time, and Lender may also in its sole discretion, without notice (except as specified below), sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Lender may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable by Lender at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Lender to collect such deficiency.

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities
Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (c) If Lender, in its sole discretion, determines that it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act, then Pledgor shall cause the issuers of the Pledged Shares to execute and deliver, and cause the directors and officers of such issuers to execute and deliver, all at Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable judgment of Lender, advisable to register such shares under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of twelve (12) months from the initial effective date thereof, and to make all amendments thereto or to the related prospectus or both that, in the reasonable judgment of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder. Pledgor agrees to cause such issuers to (i) comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction designated by Lender and (ii) make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act. All expenses incurred in complying with this Section 13(c), including without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for Pledgor or for such issuers, the reasonable fees and expenses of not more than one counsel (together with appropriate local counsel) for Lender, expenses of any special audits incident to or required by any such registration and expenses or complying with the securities or "Blue Sky" laws of any jurisdictions, shall be paid by Pledgor.

          (d) If Lender determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Lender all such information as Lender may reasonably request in order to facilitate such sale.

          SECTION 14. Application of Proceeds. All Proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as Pledged Collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Lender in connection therewith and all amounts for which Lender is entitled to indemnification and reimbursement hereunder and all advances made by Lender hereunder for the account of the Pledgor or for the payment of all costs and expenses paid or incurred by Lender in connection with the exercise of any right or remedy hereunder, all in accordance with Section 16 hereof;

          SECOND: To the payment in full of all Secured Obligations in accordance with the Bridge Loan Agreement; and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 15. Actions by Lender. During the continuation of an Event of Default, Lender shall have the right hereunder, in its sole discretion, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action with respect to the Pledged Collateral (including, without limitation, the release or substitution of Pledged Collateral).

          SECTION 16. Indemnity and Expenses.

          (a) Pledgor agrees to indemnify Lender and each of the officers, directors, agents, employees and affiliates of Lender (each an "Indemnitee"), from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the Transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Indemnitee seeking indemnification.

          (b) Pledgor will upon demand pay to Lender the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 17. Waivers of Pledgor.

          (a) Pledgor hereby waives any right to require Lender to: (i) proceed against Pledgor, any guarantor of any of the Secured Obligations or any other person or entity; (ii) proceed against or exhaust any other security held from Pledgor or any other person or entity; (iii) give notice to Pledgor of the terms, time and place of any public or private sale of the Pledged Collateral or any other security, or otherwise comply with Section 9504 of the Uniform Commercial Code (except as set forth in Section 13(a)(i)); (iv) pursue any other remedy in Lender's power; or (v) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

          (b) Pledgor waives any defense arising by reason of: (i) any disability or other defense of Pledgor or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the Secured Obligations, legal or equitable discharge of the Secured Obligations or this Agreement or any statute of limitations affecting Pledgor's liability hereunder; (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations or the release or substitution of any sureties or guarantors of the Secured Obligations; (iii) any act or omission (other than as a result of the gross negligence or willful misconduct of the Lender) by Lender which directly or indirectly results in or aids the discharge of Pledgor or any of the Secured Obligations by operation of law or otherwise;
(iv) the release of any other collateral securing the Secured Obligations or the failure by Lender to perfect or maintain the perfection of any such other collateral; (v) any modification of the Secured Obligations, in any form whatsoever, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations, including, but not limited to, any increase or decrease of the rate of interest on the Secured Obligations; and
(vi) any law limiting the  liability of or  exonerating  guarantors or sureties;
and

          (c) until all the Secured Obligations shall have been paid in full, Pledgor waives any right to enforce any remedy which Lender now has or may hereafter have against any person or entity guaranteeing or securing the Secured Obligations, and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Lender for the Secured Obligations.

          SECTION 18. Continuing Security Interest; Transfer of Indebtedness. This Agreement shall create a continuing security interest in the Pledged Collateral and shall, unless released and/or terminated pursuant to the Bridge Loan Agreement, (a) remain in full force and effect until indefeasible payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, and permitted transferees and assigns. Without limiting the generality of the foregoing clause
(c), upon any assignment by Lender of any Debt of the Borrower held by it to any other person or entity, such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the date upon which the Secured Obligations have been indefeasibly paid and performed in full and the Bridge Loan Agreement has terminated, this Agreement shall automatically terminate and (x) Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Lender, of such of the Pledged Collateral pledged by Pledgor hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof prior to such request, (y) Lender's security interest in and lien on such Pledged Collateral shall be simultaneously released upon the making of such request and (z) Lender shall, at Pledgor's expense, execute and/or deliver such documents as Pledgor shall reasonably request to evidence such release.

          SECTION 19. No Waiver by Lender; Authority of Pledgor. No failure on the part of Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law. It is not necessary for Lender to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of Pledgor.

          SECTION 20. Amendment, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 21. Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be given as provided under Section 9.1 of the Bridge Loan Agreement.

          SECTION 22. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW AND SECTION 327(b) OF NEW YORK CIVIL PRACTICE LAWS. EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined.

          SECTION 23. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 24. Consent to Jurisdiction and Service of Process. (a) Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of Pledgor and Lender hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and any appellate courts from any thereof. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Agreement against Pledgor or its properties in the courts of any jurisdiction.

          (b) Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 21 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 25. Marshaling; Payments Set Aside. Lender shall not be under any obligation to marshal any assets in favor of Pledgor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that Pledgor makes a payment or payments to Lender or Lender enforces its security interests or exercises its rights of setoff, and such payment or payments or proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION  26.  Headings.   Section  and  subsection  headings  in  this
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          SECTION 27. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same Agreement.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                      "PLEDGOR"

                                      KENNEDY-WILSON PROPERTIES, LTD.



                                      By:___________________________
                                         Name:
                                         Title:


                                      "LENDER"

                                      COLONY K-W, LLC,

                                      By:  Colony Investors III, L.P.,
                                           a Delaware limited partnership,
                                           its sole and managing member

                                           By:  Colony Capital III, L.P.,
                                                a Delaware limited partnership,
                                                its general partner

                                                By:  ColonyGP III, Inc.,
                                                     a Delaware corporation,
                                                     its general partner


                                                     By: _____________________
                                                         Name:
                                                         Title:

                                   SCHEDULE I

                             to the Pledge Agreement

          Attached to and forming a part of the Pledge Agreement dated as of July 16, 1998 between Pledgor and Lender.



Pledgor: Kennedy-Wilson Properties, Ltd.


                                                                                                  Percent of
                                           Class              Stock               Number         Shares Issued
             Stock Issuer                of Stock        Certificate Nos.        of Shares      and Outstanding
             ------------                --------        ----------------        ---------      ---------------
 Heitman Properties Ltd. (to be
 renamed Kennedy-Wilson Properties,       Common                24                39,763              100
 Ltd.)

                                   SCHEDULE II
                             to the Pledge Agreement


                           [FORM OF PLEDGE AMENDMENT]

          This Pledge Amendment, dated _______ __, ____, is delivered pursuant to Section 8 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of July 16, 1998, between Kennedy-Wilson Properties, Ltd. and Lender (the
"Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure the Secured Obligations as provided in the Pledge Agreement.


                                                 KENNEDY-WILSON PROPERTIES, LTD.



                                                 By:______________________
                                                    Name:
                                                    Title: